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                                                                  EXHIBIT 10.19

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                                FIRST AMENDMENT


                                       to


                    RECEIVABLES SALE AND SERVICING AGREEMENT


                                    between


                          WABASH NATIONAL CORPORATION


                             as Seller and Servicer


                                      and


                                 NBD BANK, N.A.


                                  as Purchaser


                         DATED AS OF DECEMBER 28, 1995




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     This FIRST AMENDMENT dated as of December 28, 1995 (the "Amendment"), is entered into by and between Wabash National Corporation, a Delaware corporation, in its capacity as originator and sell of the Receivables (as defined in the Agreement, defined below) hereunder (in such capacity the "Seller"), and in its capacity as servicer hereunder (in such capacity, the "Servicer"), and NBD Bank, N.A., a national banking association, in its capacity as purchaser (the "Purchaser").

                                    RECITALS

     WHEREAS, the Seller and the Purchaser have entered into a Receivables Sale and Servicing Agreement dated as of June 29, 1995 (the "Agreement");

     WHEREAS, the Seller and the Purchaser desire to amend the Agreement to include an additional sublimit with respect to an additional Obligor (as defined in the Agreement); and

     WHEREAS, pursuant to Section 12.7 of the Agreement, neither the Agreement nor the terms thereof may be amended, supplemented or modified except in writing signed by the Purchaser and the Seller.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1. Amendment to Section 2.1, Purchase and Sale of Receivables. The following Obligor and corresponding sublimit shall be added to Section 2.1(b) of the Agreement which lists the limits with respect to each Obligor by which the aggregate Purchase Price of outstanding Purchased Receivables may not exceed:

     United Parcel Service of America, Inc. $12,000,000

     Section 2. Effect of Amendment. Except as amended hereby, the Agreement shall remain in full force and effect in accordance with the terms set forth therein.

     Section 3. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.





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     IN WITNESS WHEREOF, the Seller and the Purchaser have caused this
Amendment to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                             WABASH NATIONAL CORPORATION, as
                                                  Seller and Servicer


                                             By: /s/ Mark R. Holden
                                                -------------------------------
                                                Name:  Mark R. Holden
                                                Title: Vice President and Chief
                                                       Financial Officer

                                             NBD BANK, N.A., as Purchaser


                                             By:  /s/ Leo G. Watson, Jr.
                                                -------------------------------
                                                Name:  Leo G. Watson, Jr.
                                                Title: Vice President